UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2005

WHOLE FOODS MARKET, INC.
(Exact name of registrant as specified in its charter)

Texas	0-19797	74-1989366
(State of incorporation)	(Commission File Number)	(IRS employment identification no.)

550 Bowie Street
Austin, Texas  78703
(Address of principal executive offices)

Registrant’s telephone number, including area code
512-477-4455

Item 8.01          Other Events

On April 5, 2005 the Company issued a press release announcing that its Board of Directors has declared a dividend of $0.25 per share, payable April 25, 2005 to shareholders of record at the close of business on April 15, 2005.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits.

(c)                          Exhibits.

Exhibit 99.1           Whole Foods Market, Inc. dividend announcement, dated  April 5, 2005

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLE FOODS MARKET, INC.

Date: April 5, 2005	By:	/s/GLENDA FLANAGAN

Glenda Flanagan,
Executive Vice President
and Chief Financial Officer